                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 13, 1999

                          Edison Brothers Stores, Inc.
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               (Exact Name of Registrant as specified in Charter)

        Delaware                    1-1394                    43-0254900
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

                               501 North Broadway
                            St. Louis, Missouri 63102
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           (Address of principal executive offices including zip code)

                                 (314) 331-6000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On March 9, 1999, Edison Brothers Stores, Inc. and seven affiliated companies (the "Company") filed in the United States Bankruptcy Court for the District of Delaware a voluntary petition for reorganization under Chapter 11 of title 11 of United States Code, case number 99-529 (the "Chapter 11 Filing"). The Company continues in possession of its properties and is operating and managing its business as debtor-in-possession subject to Court approval for certain actions of the Company.

     Monthly Operating Reports are filed with the Office of the United States Trustee. A copy of the Operating Report of Edison Brothers Stores, Inc. and its subsidiaries for the period October 3, 1999 through October 30, 1999 as issued on November 30, 1999 is filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit No.     Description
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Exhibit 99.1             Operating Report for period October 3, 1999 through
                         October 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDISON BROTHERS STORES, INC.

Date: December 13, 1999                     By:     /S/ Judith M. Abrams
                                                  -----------------------------
                                                  Judith M. Abrams
                                                  Vice President, Controller